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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)       April 8, 1998
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                          Commercial Bancshares, Inc.
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               (Exact Name of Registrant as Specified in Charter)

         Ohio                       0-27894                   34-1787239
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State or Other Jurisdiction    (Commission File Number)      IRS Employer
     Of Incorporation                                        Identification No.

        118 South Sandusky Avenue, Upper Sandusky, Ohio         43351
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code      (419) 294-5781
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5 - Other Events
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         The Annual Meeting of Shareholders (the "Meeting") of Commercial
Bancshares, Inc. (the "Registrant") was held April 8, 1998 at 4:30 P.M. at the corporate offices of the Registrant located at 118 S. Sandusky Avenue, Upper Sandusky, Ohio 43351. There were 716,580 shares of the 1,043,481 shares currently outstanding, or 68.7%, represented in person or by proxy at the Meeting. The only matter for voting was the election of Class I Directors for the Registrant, with a three year term expiring at the Registrant's 2002 Annual Meeting. Each of the four nominees, namely Edwin G. Emerson, Deborah J. Grafmiller, Michael A. Mastro, and Douglas C. Smith received at least 695,991 votes, or 97.1% of the shares represented at the Meeting, and were elected as Class I Directors of the Registrant.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Commercial Bancshares, Inc.
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                                                          (Registrant)

Date   April 16, 1998                          /S/ James A. Deer
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                                                  James A. Deer, Secretary